Fees Summary	Dec. 01, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,058,276.55
Previously Paid Amount	0.00
Total Fee Amount	284.25
Total Offset Amount	0.00
Net Fee	$ 284.25